THIS AGREEMENT is made on 24 April 1998 between:

(1) OCWEN ASSET INVESTMENT-UK, LLC, a Delaware limited liability company, and whose principal place of business is at The Forum, 1675 Palm Beach Lakes Boulevard, West Palm Beach, FL 33401 (the "BORROWER"); and

(2) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. a company incorporated under the laws of the State of Delaware (the "LENDER"); and

WHEREAS:

(1) Ocwen Financial Corporation ("OFC") and City Mortgage Corporation Limited ("CMC") together with other parties referred to therein have entered into an agreement for the sale and purchase of the business of CMC and its subsidiaries dated 31 March 1998 (the "SALE AGREEMENT") pursuant to which OFC has agreed to buy or procure another Buyer Group Company (as therein defined) or any OAIC Group Company (as therein defined) to buy the assets specified therein and the entire issued share capital of City Mortgage Receivables 7 Plc.

(2) The Lender has agreed to provide a facility to the Borrower to finance the acquisition by the Borrower of the Securitisation Residuals under the Sale Agreement on the terms and subject to the conditions contained herein.

(3) The Borrower is a wholly owned subsidiary and Ocwen Partnership L.P. (the "GUARANTOR") is a 98 per cent. owned subsidiary of Ocwen Asset Investment Corporation.

(4) The Guarantor has agreed to provide a loan to the Borrower (the "INTERCOMPANY LOAN") to finance the balance of the purchase price of the Securitisation Residuals and in consideration for the economic benefit to be received by the Guarantor under the Intercompany Loan and in order to protect its return under the Intercompany Loan the Guarantor has agreed to guarantee the obligations of the Borrower under this Agreement on and subject to the terms of the Guarantee.


1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement (including the recitals hereto) the following terms shall have the respective meanings set forth below:

         "ACCELERATION"   means  any  acceleration  of  the  Advance   hereunder
         following the occurrence of an Event of Default.

         "ACCOUNT BANK" means National Westminster Bank Plc or such other bank or financial institution as may be substituted as account bank with the prior written consent of the Lender.

         "ADDITIONAL PRINCIPAL REPAYMENT AMOUNT" means, on any Principal Repayment Date in respect of which the provisions of clause 6.4 and 6.5 apply, the amount necessary such that after application of such amount to Outstanding Advances (and after application of the Principal Repayment Amount to Outstanding Advances on such date) the Collateral Percentage is equal to 65 per cent.

         "ADVANCE" means, save as otherwise provided herein, the advance (as from time to time reduced by repayment and prepayment) in an amount of ,19,000,000 (nineteen million pounds) to be made by the Lender to the Borrower in one instalment on the Advance Date to be applied by the Borrower, together with the advance made to it under the Intercompany Loan on or prior to the Advance Date, to finance the purchase by the Borrower of the Securitisation Residuals.

         "ADVANCE DATE" means the date hereof or such later date as agreed by the Lender.

         "AGREEMENT" means this Residuals Loan Facility Agreement, including all schedules and annexures hereto, which expression shall include the same as varied, supplemented, re-stated, extended or replaced, in each case in writing, from time to time.

         "AVAILABLE CASH" means, for each Principal Repayment Date, an amount equal to the aggregate of:-

         (a)      the   Permitted   Percentage   (at  the   relevant   time)  of
                  Securitisation Residual Receipts received or recovered during the related Collection Period; and

         (b) 100 per cent of all Securitisation Residual Proceeds received or recovered during the related Collection Period.

         "BORROWER PROCEEDS ACCOUNT" means the account in the name of the Borrower with the Account Bank number 36156930 assigned to the Lender pursuant to the Borrower Proceeds Account Assignment.

         "BORROWER PROCEEDS ACCOUNT ASSIGNMENT" means the assignment of the Borrower Proceeds Account in favour of the Lender dated on or about the date hereof in form and substance satisfactory to the Lender.

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York.

         "COLLATERAL PERCENTAGE" means, on any day by reference to which the same falls to be calculated, Outstanding Advances expressed as a percentage of Residuals Market Value plus Eligible Collateral Value, calculated and agreed in accordance with Clause 16.

         "COLLECTION PERIOD" means the calendar month immediately prior to the calendar month in which the relevant Interest Payment Date or Principal Repayment Date falls.

         "CONSOLIDATED INDEBTEDNESS" means for any period, the aggregate Indebtedness of the relevant entity determined on a consolidated basis in accordance with GAAP less any non-specific balance sheet reserves maintained in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH" means all amounts included as capital on the relevant entity's consolidated balance sheet determined in accordance with GAAP less amounts owing to affiliates and less any intangible assets including, without limitation, goodwill and deferred tax assets.

         "DEFERRED INTEREST PERIOD" means each period which would, but for the deferral of the first Interest Payment Date, have been an Interest Period prior to the First Interest Payment Date.

         "DETERMINATION DATE" means the last day of each Collection Period.

         "DISPOSAL" means in the case of the Securitisation Residuals financed hereunder the sale or other disposition thereof, by the Borrower or the Lender as assignee.

         "ELIGIBLE COLLATERAL" means any form of collateral which is mutually acceptable to both the Lender and the Borrower charged (by way of first fixed charge) or otherwise pledged so as to give the Lender a first priority, perfected security interest pursuant to security documents in form and substance satisfactory to the Lender;

         "ELIGIBLE COLLATERAL VALUE" means the market value of the Eligible Collateral determined at the sole discretion of the Lender, acting in good faith which in the absence of manifest error shall be conclusive.

         "ENFORCEMENT" means any enforcement by the Lender of any of its Security under the Security Documents irrespective of whether, at that time, an Acceleration shall have occurred;

         "EVENT OF DEFAULT" means any one of the conditions or circumstances referred to in clause 14.

         "FACILITY" means the facility granted to the Borrower by the Lender under this Agreement.

         "FACILITY OFFICE" means the office of the Lender through which it makes the Advance to the Borrower.

         "FINAL MATURITY DATE" means the day falling on the third anniversary from the date hereof unless that day is not a Business Day in which case the Final Maturity Date shall be the immediately preceding day which is a Business Day.

         "GAAP" means accounting principles generally accepted and adopted in the United States of America as at the relevant date and applied on a consistent basis.

         "GUARANTEE" means the guarantee to be given by the Guarantor on or about the date hereof in form and substance satisfactory to the Lender guaranteeing, inter alia, the obligations of the Borrower under this Agreement.

         "HOLDING COMPANY" of a company or corporation means any company or corporation of which the first-mentioned company or corporation is a subsidiary, and references to a company or corporation shall be deemed to include a company or corporation which is not formed and registered under the Companies Act 1985.

         "INDEBTEDNESS" means any obligation (whether incurred as principal or surety) for the payment or repayment of money in respect of:

         (a)      monies borrowed and debit balances at banks;

         (b) any loan note, bond, note, loan stock, commercial paper, debenture or other security;

         (c)      any acceptance or letters of credit;

         (d) the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business;

         (e) any receivable sold or discounted (otherwise than on a non-recourse basis);

         (f) the capital value of any lease (whether in respect of land, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

         (g) any currency or interest swap, cap, collar, floor or corridor transaction, any repurchase or reverse repurchase transaction, any foreign exchange, spot or forward transaction, any stock lending transaction, any financial option, or any combination of any of the foregoing; or

         (h) without double counting, any guarantee, indemnity or contingent liability in respect of any borrowings of any person of a type referred to in (a) to (g) above but only to the extent the borrowings thereby guaranteed or indemnified against are outstanding.

         "INITIAL COLLATERAL DEFICIENCY PERIOD" means the period commencing on the date hereof and continuing until the Collateral Percentage is 60 per cent or less for three successive Principal Repayment Dates unless on the date hereof the Collateral Percentage is 60 per cent or less in which case there shall be no Initial Collateral Deficiency Period.

         "INTEREST CALCULATION AMOUNT" means in respect of each Deferred Interest Period falling within (or part within) the period from the date hereof to the First Interest Payment Date (as defined in the definition of "Interest Payment Date"), the amount of interest which would, but for the extended First Interest Period, have been payable on each Principal Repayment Date falling within (and on the final day of) such period, calculated on the basis that:-

         (1) all interest on each such Principal Repayment Date is paid on its due date;

         (2)      LIBOR is re-set on each Principal Repayment Date; and

         (3) interest is calculated on the actual reducing principal balance of the Advance.

         "INTEREST PAYMENT DATE" means in the case of the First Interest Payment Date the earlier of the Principal Repayment Date immediately following the date on which the Borrower receives a direction from the Inland Revenue pursuant to the United States/United Kingdom double taxation treaty to pay interest under this Agreement free of UK withholding tax or the Principal Repayment Date immediately following notice by the Lender to the Borrower that interest payments are to be paid subject to UK withholding tax (such date, the "FIRST INTEREST PAYMENT DATE"), and in the case of each subsequent interest payment date, each Principal Repayment Date.

         "Interest Period" means each of the following periods:

         (a) the period commencing on (and including) the day the Advance is made and ending on (but excluding) the next following Interest Payment Date; and

         (b) thereafter, each period commencing on (and including) an Interest Payment Date and ending on (but excluding) the next following Interest Payment Date,

         provided that any Interest Period which would otherwise overrun the Final Maturity Date shall end upon of the Final Maturity Date.

         "ISSUERS" means each of City Mortgage Receivables 1 Plc (Company No. 3126751), City Mortgage Receivables 2 Plc (Company No. 3245450), City Mortgage Receivables 3 Plc (Company No. 3245445), City Mortgage Receivables 4 Plc (Company No. 3246090), City Mortgage Receivables 5 Plc (Company No. 3304205) and City Mortgage Receivables 6 Plc (Company No. 3328209).

         "LIBOR" in respect of a particular period and in relation to the Advance or other amount in respect of which an interest rate is to be determined pursuant to this Agreement, means the percentage interest rate per annum for the time being offered in the London Interbank Market to prime banks for sterling deposits for the relevant period at or about 11.00 a.m. (London time) on the first day of such period as published on the relevant page of The Bloomberg (Bloomberg L.P.) under the heading "Money Market - Money Market Rates" save that LIBOR for the First Interest Period shall be one month LIBOR.

         "MARGIN" means 2.5 per cent per annum.

         "NOVATION AGREEMENTS" means the six novation agreements to be entered into on or about the date hereof each in form and substance satisfactory to the Lender relating to, inter alia, Securitisation Residuals in respect of Securitisations and the Novation agreement to be entered into on or about the date hereof in form and substance satisfactory to the Lender relating to, inter alia, certain bank accounts.

         "OUTSTANDING ADVANCE" means, on any day by reference to which the same falls to be determined, the aggregate amount of the Advance outstanding under the Facility.

         "PERMITTED PERCENTAGE" means:

         (i)      during the Initial Collateral Deficiency Period:

                  (a) 75 per cent. for so long as the Collateral Percentage does not exceed 65 per cent; or

                  (b) 94 per cent. for so long as the Collateral Percentage exceeds 65 per cent; or

         (ii)     during the Subsequent Collateral Deficiency Period:

                  (a) 50 per cent. for so long as the Collateral Percentage does not exceed 65 per cent; or

                  (b) 94 per cent. for so long as the Collateral Percentage exceeds 65 per cent.

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice or the passing of time or both or the occurrence of any other event will become an Event of Default.

         "PRINCIPAL REPAYMENT AMOUNT" for any Principal Repayment Date means an amount equal to Available Cash (calculated for the relevant Principal Repayment Date) less the aggregate of:-

         (a)      interest due  hereunder on the  relevant  Principal  Repayment
                  Date; and

         (b) all reasonable fees, expenses and other amounts due to the Lender under any Transaction Document on such Principal Repayment Date.

         "PRINCIPAL REPAYMENT DATE" means, the 25th day of May 1998, unless that day is not a Business Day in which case the first Principal Repayment Date shall be the immediately preceding day which is a Business Day and thereafter the 25th day of each month unless that day is not a Business Day is which case the Principal Repayment Date shall be the immediately preceding day which is a Business Day.

         "PURCHASE PRICE" means such part of the purchase price payable under the Sale Agreement as is attributed to the Securitisation Residuals.

         "PURCHASE PRICE BALANCE" means the amount by which the Purchase Price exceeds the Advance.

         "RESIDUALS ASSIGNMENT" means the assignment agreement to be entered into on or about the date hereof in form and substance satisfactory to the Lender by the Borrower assigning in favour of the Lender the Assets (as therein defined).

         "RESIDUALS MARKET VALUE" means the market value of the Securitisation Residuals financed under the Facility determined at the sole discretion of the Lender, acting in good faith which in the absence of manifest error shall be conclusive.

         "SECURED LIABILITIES" means all liabilities and obligations of whatever nature of the Borrower, the Guarantor or any other person secured under any Security Document.

         "SECURITISATION DOCUMENTATION" means all documentation executed in connection with each Securitisation as the same shall have been novated and amended pursuant to, inter alia, the Novation Agreements.

         "SECURITISATION RESIDUALS" has the meaning attributed to it in the Residuals Assignment.

         "SECURITISATION RESIDUALS PROCEEDS" means, in respect of Securitisation Residuals financed hereunder, the aggregate amount of:-

         (a) all cash consideration received by or on behalf of the Borrower or the Lender as assignee upon or as a result of the Disposal of some or all of such Securitisation Residuals; and

         (b) any non-refundable deposit or other advance payment paid to or for the account of the Borrower or the Lender as assignee by any person acquiring or proposing to acquire all or any of such Securitisation Residuals under a contract or offer to purchase or otherwise acquire the same which has been withdrawn, terminated, cancelled or has lapsed, irrespective of whether the same shall be payable upon or at any time after the relevant Disposal.

         "SECURITISATION RESIDUALS RECEIPTS" means all amounts received or recovered by or on behalf of the Borrower or the Lender as assignee in respect of their respective rights, title and interest in and to any Securitisation Residual, whether received or recovered under or in accordance with the Securitisation Documentation or otherwise but excluding all Securitisation Residuals Proceeds.

         "SECURITISATIONS" means each of the six securitisations of Mortgage Loans originated by CMC and certain of its subsidiaries, effected through sales of the Mortgage Loans to the Issuers on 21 March, 1996, 18 October, 1996, 31 October, 1996, 31 January, 1997 and 30 April, 1997.

         "SECURITY" includes any mortgage, sub mortgage, fixed or floating charge, sub charge, encumbrance, lien, pledge, hypothecation, absolute assignment, assignment by way of security, or title retention arrangement, and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

         "SECURITY DOCUMENTS" means the Residuals Assignment, (and each further security document executed pursuant thereto), the Borrower Proceeds Account Assignment and any other security document executed pursuant to this Agreement.

         "SERVICE DOCUMENT" means a writ, summons, order judgment or other process issued in connection with any Proceedings;

         "SUBSEQUENT COLLATERAL DEFICIENCY PERIOD" means the period commencing on the day immediately following the last day of the Initial Collateral Deficiency Period and continuing until the Final Maturity Date or, if earlier the repayment in full of the Advance.

         "SUBSIDIARY" of a person means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned or controlled by such person, one or more of the other subsidiaries of such person or any combination thereof or (ii) any partnership in which such person is a general partner.

         "TRANSACTION DOCUMENTS" means this Agreement, the Security Documents and the Guarantee and each other document at any time entered into between all or any of the Borrower, the Guarantor, the Lender and any third party pursuant to or in connection with any document which is a Transaction Document.

         the "LENDER" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests.

         a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next following calendar month; PROVIDED that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the following succeeding Business Day, unless that day falls in the calendar month next following that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day; and provided further that, if there is no numerically corresponding day in the next following calendar month, that period shall end on the last Business Day in that next following calendar month (and references to "MONTHS" shall be construed accordingly).

         a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

         "REPAY" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "PREPAY" (or, as the case may be, the corresponding derivative form thereof).

         "TAX" shall be construed so as to include any present or future tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

         "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time.

         the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.2      INTERPRETATION

         For the purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:-

         (1)      accounting  terms  not  otherwise   defined  herein  have  the
                  meanings   assigned  to  them  in  accordance  with  generally
                  accepted accounting principles;

         (2) references herein to "clauses", "sub-clauses", "paragraphs", and other subdivisions without reference to a document are to designated clauses, sub-clauses paragraphs and other subdivisions of this Agreement;

         (3) reference to a sub-clause without further reference to a clause is a reference to such sub-clause as contained in the same clause in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

         (4) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (5) headings to clauses and Schedules are for convenience only and do not affect the interpretation of this Agreement;
         (1)

         (6) references to a "company" shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

         (7)      references to times of the day are to London time;

         (8) references to any agreement (including without limitation to each Transaction Document), shall be construed as a reference to such agreement as the same may be, or may from time to time have been, amended, modified, supplemented, novated or restated in accordance with the terms of the Transaction Documents;

         (1) "(POUND STERLING)", "POUNDS" and "STERLING" denote the lawful currency of the United Kingdom and "$" and "DOLLAR" denote the lawful currency of the United States of America;

         (10) any reference in this Agreement to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended, modified or re-enacted;

         (11) any reference to Security shall include not only interests which constitute Security as a matter of English law but also (and separately) those which constitute Security as a matter of U.S. law.

2.       THE FACILITY AND PURPOSEFACILITY AND PURPOSE

2.1 The Lender hereby grants to the Borrower a credit facility comprising the Advance on and subject to the terms of this Agreement.

2.2 The Advance will be used by the Borrower for the sole purpose of purchasing the Securitisation Residuals (as novated and amended pursuant to the Novation Agreements) from CMC and Mortgage Management Limited on the terms of the Sale Agreement.

2.3 The Lender shall not be obliged to concern itself with the application of amounts borrowed by the Borrower under this Agreement and application by the Borrower of funds so borrowed contrary to the provisions of clause 2.2 shall not prejudice the Lender's rights hereunder or under any other Transaction Document.

3.       AVAILABILITY

3.1 The Facility will not become available to the Borrower and the Lender shall be under no obligation to make the Advance hereunder until each of the following conditions precedent shall have been fulfilled to the satisfaction of the Lender:

         (1)      the  Lender  shall  have   received   each  of  the  following
                  documents, each in form and substance satisfactory to it:-

                  (1) a true and complete copy of the Certificate of Formation of the Borrower, certified by the Secretary of State of the State of Delaware, together with a certified true and complete copy of the limited liability company agreement of the Borrower certified by the Secretary or Assistant Secretary of the
                           Borrower and a true and complete copy of the Certificate of Limited Partnership of the Guarantor, certified by the Secretary of Commonwealth of the Commonwealth of Virginia, together with a certified true and complete copy of the limited partnership agreement of the Guarantor certified by the Secretary or Assistant Secretary of the Guarantor;

                  (2) a certificate of the Secretary or an Assistant Secretary of each of the Borrower and the Guarantor certifying, among other things (a) the names and true signatures of the officers of such person authorised to sign the Transaction Documents to which it is a party; (b) that the limited liability company agreement or limited partnership agreement of such person delivered to the Lender on the date of the drawing of the Advance are true and complete, and have not been amended, rescinded or otherwise modified; (c) that the resolutions of the Board of Directors (or equivalent governing body) of each of such person attached thereto, which authorise, among other things the execution and delivery of the Transaction Documents, are true and complete, and have not been amended, rescinded or otherwise modified; (d) that the Sale Agreement and Novation Agreements delivered to the Lender on the date of the drawing of the Advance are true and complete copies of such documents and contain all amendments or modifications thereto as of such date; and (e) that there have been no changes in the Certificate of Formation or Certificate of Limited Partnership, as the case may be, of such person since the date of the most recent certification thereof by the Secretary of State of Delaware or Secretary of Commonwealth of the Commonwealth of Virginia, as the case may be.

                  (3) originals (or, where the Lender is not party to the relevant document, certified copies) of each of the following documents, duly executed by each party thereto other than the Lender:-

                           (1)      the Guarantee;

                           (2) the Security Documents and all notices and acknowledgements thereof to be given and received thereunder and all consents to any such security being granted;

                           (3) the Sale Agreement including all schedules thereto and the disclosure letter relating thereto;

                           (4) the Novation Agreements together with all notices relating thereto;

                           (5)      the Intercompany Loan.

                  (4) in respect of each of the Borrower and the Guarantor a copy (certified by the secretary or a director or equivalent officer of the relevant company to be true, complete and up to date as at the date of advance of the Advance) of all consents, approvals, authorisations or orders of any court or governmental agency or body required for the execution, delivery and performance by it of, or compliance by it with, the terms of any Transaction Document or the consummation of the transactions contemplated thereby;

                  (5) duly executed account mandates in relation to the Borrower Proceeds Account, specifying the authorised signatories for the Borrower and the Lender;

                  (6) UCC-1 Financing Statements executed by the Borrower against the Securitisation Residuals with respect to the jurisdictions requested by the Lender;

         (2) all conditions precedent under each other Transaction Document (other than any requirement that the Facility shall have become available hereunder) shall have been fulfilled;

         (3) the Lender shall have received legal opinions, each in form and substance satisfactory to it, from each of the following:

                           (1)      Edge and Ellison;
                           (2)      Akin, Gump, Strauss, Hauer & Feld LLP;
                           (3)      in  house   counsel   to   Ocwen   Financial
                                    Corporation

         (4) the articles of incorporation and By-Laws of the Borrower shall be in form and substance satisfactory to the Lender.

         (5) the representations and warranties made in Section 12 shall be true and correct on and as of the Advance Date, immediately preceding and after giving effect to such Advance and to the application of the proceeds therefrom;

         (6) the Lender shall be satisfied that the loan, in an amount at least equal to the Purchase Price Balance, shall have been made by the Guarantor to the Borrower under the Intercompany Loan.

4.       DRAWINGS

4.1      Subject to:-

         (1) the conditions precedent in Clause 3 having been fulfilled to the satisfaction of the Lender or waived by the Lender; and

         (2) no Event of Default or Potential Event of Default having occurred and subsisting unremedied (to the satisfaction of the Lender) and unwaived,

         in each case by no later than 12, noon London time on the Advance Date the Lender will make the Advance to the Borrower on the Advance Date.

4.2 Subject to the foregoing provisions of this Clause 4 the Lender shall, not later than 2 pm London time on the date on which the Advance is to be made (or such later time as maybe agreed between the Borrower and the Lender), make the Advance requested, the Advance to be credited to an account specified by the Borrower.

4.3 If the Borrower fails for any reason whatsoever (other than as a consequence of a breach of the Lender's obligations) to draw down the Advance on the Advance Date (whether such failure be the result of the occurrence of an Event of Default or otherwise), the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate for all losses excluding loss of Margin incurred or to be incurred on account of deposits acquired or arranged in order to fund the Advance. Any such certificate by the Lender shall be prima facie evidence of such losses.

5.       INTEREST ON ADVANCESON ADVANCES

5.1 The Borrower will pay interest on the Advance on each Interest Payment Date in respect of each Interest Period referable thereto at the rate per annum equal to the aggregate of (i) the Margin and (ii) LIBOR for the relevant Interest Period.

5.2 On the First Interest Payment Date, the Borrower shall pay an additional amount of interest at the rate equal to LIBOR on the Interest Calculation Amount for each Deferred Interest Period falling prior to the First Interest Payment Date such interest to accrue from and including the first day of each respective Deferred Interest Period to but not including the last day of such Deferred Interest Period.

5.3 The Lender will, as soon as practicable after commencement of each Interest Period advise the Borrower of LIBOR for that Interest Period. Any certificate of the Lender as to the rate and amount of interest determined by it under this Agreement in respect of any Interest Period shall, save for manifest error, be conclusive and binding on the Borrower and the Guarantor.

5.4 Interest at the rate determined as aforesaid shall be calculated on each Advance and each part thereof on the basis of actual days elapsed and a 365 day year, shall accrue from day to day from and including the first day of each Interest Period to but excluding the date of repayment of the Advance.

5.5 If LIBOR cannot be determined for any reason the rate of interest applicable to the Advance shall be the sum of the Margin and the rate, expressed as a percentage rate per annum, which is the actual cost to the Lender of funding the Advance from whatever sources it may select during such Interest Period (as applicable) and, if the Lender so requires, within five days of such notification the Lender and the Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest which may be applicable to the Advance in the future.

5.6 If the Borrower is required to repay principal on the Advance on any day other than an Interest Payment Date or Principal Repayment Date, the Borrower shall be obliged to pay such amount together with interest accrued thereon to the date of such repayment.

6.       REPAYMENT AND APPLICATION OF RECEIPTSAND APPLICATION OF RECEIPTS

6.1 The Borrower shall repay the amount of the Outstanding Advance in full (together with all other amounts then due hereunder) on the Final Maturity Date.

6.2 The Borrower shall, on each Principal Repayment Date repay the Principal Repayment Amount for such Principal Repayment Date.

6.3 Securitisation Residuals Receipts and Securitisation Residuals Proceeds received by any party hereto other than the Lender shall be paid by such party, forthwith upon receipt of the same, to the Borrower Proceeds Account and shall be held by the relevant party on trust for the Lender pending payment of the same into the Borrower Proceeds Account.

6.4 On each Principal Repayment Date the Permitted Percentage of all Securitisation Residual Receipts and 100 per cent of all Securitisation Residuals Proceeds shall be applied in or towards satisfaction of the obligations of the Borrower hereunder in the following order of priority:

         (1) first, in or towards payment of all interest falling due to the Lender hereunder on the relevant Interest Payment Date together with any overdue interest accrued thereon up to and including the relevant distribution date;

         (2) second, in or towards payment of the Principal Repayment Amount due on such Principal Repayment Date;

         (3) third, in or towards payment of all reasonable fees and expenses or other amounts due and owing to the Lender under all Transaction Documents (other than amounts referred to in (a) or (b)); and

         (4) prior to an Event of Default which is continuing, the balance, if any, to be released to the Borrower,
         (1)

         provided that at all times following the earlier of an Acceleration or an Enforcement the whole of the provisions of this clause 6 shall cease to apply and all amounts received or recovered in respect of the assets subject to the Security Documents may be applied by the Lender in or towards satisfaction of the Secured Liabilities in such order as the Lender in its absolute discretion shall determine.

6.5      If:-

         (a)      (i)      on the third consecutive  Principal Repayment Date on
                           which the applicable Permitted Percentage is 94 per cent; and

                  (ii) on each of such three (3) consecutive Principal Repayment Dates the Collateral Percentage (calculated on the basis of Outstanding Advances as reduced by the Principal Repayment Amount repaid on such date) exceeds 65 per cent,

         OR

         (b) on any Principal Repayment Date the provisions of clauses 6.5(a)(i) and (ii) or this clause 6.5(b) have been applicable to any of the six immediately preceding Principal Repayment
                  Dates and on such Principal Repayment Date the Collateral Percentage, after application of the provisions of clause 6.4, exceeds 65 per cent,

         then the Borrower shall, at its option, on such Principal Repayment Date either:

                  (A) prepay an amount equal to the Additional Principal Repayment Amount; or

                  (B) provide additional Eligible Collateral of a value as would result in a Collateral Percentage (calculated on the basis of Outstanding Advances as reduced by the Principal Repayment Amount repaid on the relevant Principal Repayment Date) of 65 per cent,

6.6 Following application of funds under and in accordance with clause 6.4, and provided that no Event of Default has occurred and is continuing if the aggregate of:-

         (a) Securitisation Residual Receipts received or recovered during the related Collection Period; plus

         (b) Securitisation Residual Proceeds received or recovered during the related Collection Period,

         exceeds Available Cash, then such excess shall be released to the Borrower, to such account as the Borrower shall from time to time direct.

6.7 Without prejudice to the Security Documents, the Lender shall consent to the Disposal of some or all of the Securitisation Residuals financed hereunder provided that the Collateral Percentage calculated immediately following such Disposal is no greater than the Collateral Percentage calculated on the Principal Repayment Date immediately prior to such Disposal.

6.8 If all or any part of the Advance is repaid under this clause other than on an Principal Repayment Date, the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate it for all losses excluding loss of Margin incurred or to be incurred by it on account of deposits acquired or arranged in order to fund the Advance. Any such certificate by the Lender shall, in the absence of manifest error, be prima facie evidence of such losses.

6.9 Subject to Clause 6.8, the Borrower may on any Business Day, upon five Business Days prior written notice to the Lender, prepay in whole or in part the Outstanding Advance hereunder together with all accrued interest thereon.

7.       EVIDENCE OF DEBTOF DEBT

         The Lender shall maintain in accordance with its usual practice, accounts evidencing the amounts from time to time lent by and owing to it hereunder, and in any legal action or proceeding arising out of or in connection with this Agreement, the entries made in such accounts shall in the absence of manifest error be prima facie evidence of the existence and amounts of the specified obligations of the Borrower.

8.       TAXES

8.1      If the Borrower:-

         (1) whether before or after receipt by the Borrower of a direction from the Inland Revenue pursuant to the United States/United Kingdom double taxation treaty to pay interest under this Agreement free of UK withholding tax is required as a result of any change in law or in its interpretation or administration to make any payment to the Lender hereunder subject to any deduction or withholding on account of tax; or

         (2) is unable to obtain a direction from the Inland Revenue pursuant to the United States/United Kingdom double taxation treaty to pay interest under this Agreement free of UK withholding tax (other than as a result of an act or omission of the Lender);

         it shall notify the Lender of such event and, provided that as a result of (a) or (b) above payments hereunder are required to be made subject to a deduction or withholding on account of tax, the sum payable by the Borrower in respect of which such deduction or withholding is required to be made shall, subject to clause 8.2, be increased (the amount of such increase being referred to hereafter as the "GROSS-UP AMOUNT") to the extent necessary to ensure that, after the making of the required deduction or withholding, the Lender receives and retains (free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

8.2 If, at any time, the circumstances in clause 8.1 apply, the Borrower shall be entitled to prepay the whole (but not part) of the Outstanding Advance within 60 days of the change in law or unavailability of a direction pursuant to the treaty, as the case may be, in accordance with Clause 6.9 and in such circumstances the Lender agrees that the provisions of Clause 6.8 hereof shall not apply and, if during such 60 day period any Gross-up Amount would otherwise fall due for payment hereunder, the Borrower shall be entitled to defer the obligation to pay the same until the last day of the 60 day period, on which day it shall fall due.

8.3 If the Borrower makes any payment hereunder in respect of which it is required by law to make any deduction or withholding on account of tax, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lender, within thirty days after it has made such payment to the applicable authority, an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of such payment or any other written evidence acceptable to the Lender.

8.4 If the Borrower pays any increased amount under clause 8.1 ( a "TAX PAYMENT") and the Lender, acting reasonably, determines that it has received and retained a refund of, or a credit against, the tax paid or payable by it and that the refund or credit is in respect of, or calculated with reference to, the deduction or withholding giving rise to the Tax Payment (such refund or credit being referred to hereafter as a "TAX CREDIT"), then the Lender shall, to the extent that it can do so without prejudice to the retention of the Tax Credit, reimburse to the Borrower in the manner described in the following sentence such amount as the Lender shall reasonably determine to be the proportion of the Tax Credit as will leave the Lender after reimbursement in no better or worse position than it would have been in if the Tax Payment had not been required. The manner in which such reimbursement is to be made shall first be by way of set off against such of the amount(s) which the Borrower is then liable to pay to the Lender (for whatever reason and regardless of whether the payment of such amount(s) has fallen due) as the Lender shall, in its sole opinion, specify and notify to the Borrower.

8.5 Nothing in this clause 8 shall interfere with the Lender's right to arrange its tax affairs in whatever manner it thinks fit and, without limiting the foregoing, the Lender shall not be under any obligation to claim any Tax Credit in priority to any other claims, reliefs, credits or deductions available to it. The Lender shall not in any event be obliged to disclose any information relating to its tax affairs or any computations in respect thereof to the Borrower or any other person.

8.6 All amounts payable under this Agreement are expressed to be exclusive of any VAT chargeable in respect thereof. If any VAT is chargeable in respect of such amounts, the Borrower shall, in addition, pay to the Lender an amount equal to such VAT, and the Lender shall provide the Borrower with a proper VAT invoice in respect thereof.

9.       INCREASED COSTSCOSTS

9.1      If, by reason of:-

         (1) the introduction of, or any change in any applicable law, regulation or regulatory requirement or any change in the interpretation or application of any thereof in each case after the date hereof and/or

         (2) compliance by the Lender or any holding company of the Lender with any applicable directive, request or requirement whether or not having the force of law but, if not having the force of law being of general application and of a type with which the Lender or a holding company of the Lender is accustomed to comply of any central bank or any self regulating organisation or any governmental, fiscal, monetary or other authority (including, but not limited to, a directive, request or requirement which affects the manner in which any bank allocates capital in support of its assets or liabilities or contingent liabilities or deposits with it or for its account or advances or commitments made by it) which is brought into effect after the date hereof, and if, to the extent of  compliance  with either or both of paragraphs
         (a) and (b):-

                  (1) the Lender or any holding company of the Lender is unable to obtain the rate of return on its capital which it would have been able to obtain but for the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

                  (2) the Lender or any holding company of the Lender incurs a cost as a result of the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

                  (3) there is any increase in the cost to the Lender or any holding company of the Lender of funding or maintaining all or any of the Advances;

                  (4) the Lender or any holding company of the Lender becomes liable to make any payment on account of tax or otherwise (except on account of any tax imposed on and calculated by reference to the net income of the Facility Office by the jurisdiction in which the Lender (or its holding company) is incorporated or in which the Facility Office is located), or foregoes any interest or other return, on or calculated by reference to the amount of any Advance or the amount of any sum received or receivable by it (or its subsidiary) under this Agreement, then the Borrower shall, from time to time on demand of the Lender, promptly pay to the Lender amounts sufficient to indemnify the Lender or its holding company as appropriate against, as the case may be, (1) such reduction in the rate of return of capital, (2) such cost, (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Lender, attributable to its or its holding company funding or maintaining the Advance), or (4) such liability.

9.2 If the Lender intends to make a claim pursuant to this clause 9 it shall notify the Borrower of the event by reason of which it is entitled to do so PROVIDED that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs and shall consult with the Borrower as to possible steps that could be taken to reduce any such increased costs provided that the Lender shall be under no obligation to take any such steps considered.

9.3 If notwithstanding the consultation referred to in Clause 9.2, the provisions of Clause 9.1 would apply then the Borrower shall, at its option, be entitled to prepay the whole (but not part) of the
         Outstanding Advance in accordance with Clause 6.9 and in such circumstances the Lender agrees that the provisions of Clause 6.8 hereof shall not apply.

10.      ILLEGALITY

         If, at any time, it is or becomes unlawful for the Lender to make, fund or allow to remain outstanding all or part of the Advance, then the Lender shall, promptly after becoming aware of the same, deliver to the Borrower a notice to that effect, the

         Lender shall not thereafter be obliged to make the Advance hereunder and, if the Lender has made the Advance, the Borrower shall on the earlier of:

         (a) the date falling 90 days after the date of notification of the illegality; and

         (b) the Business Day immediately preceding the day on which it will become unlawful for the Lender to do as aforesaid,

         repay any Outstanding Advance together with accrued interest thereon and all other amounts owing to the Lender hereunder.

11.      PAYMENTS

         Any payment to be paid by the Borrower to the Lender pursuant to this Agreement shall be made in sterling, in immediately available, freely transferrable and cleared funds for value same day, to such account of the Lender as the Lender shall, from time to time, have specified in writing for such purpose.

12.      REPRESENTATIONS AND WARRANTIESAND WARRANTIES

12.1 The Borrower hereby represent, warrant, covenant and undertake to the Lender that:-

         (1) it is a limited liability company duly organised, validly existing and in good standing under the laws of the state of its organisation and is duly authorised and qualified to transact any and all business contemplated by this Agreement and the other Transaction Documents to be conducted by it.

         (2) it has the full limited liability company power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and has been duly authorised by all necessary limited liability company action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party; and this Agreement and each Transaction Document to which it is a party, assuming the due authorisation, execution and delivery thereof by the Lender, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

         (3) its execution and delivery of this Agreement and each Transaction Document to which it is a party, the consummation of any other of the transactions herein or therein contemplated on its part and the fulfilment of or compliance with the terms hereof or thereof will not (i) result in a material breach of any term or provision of its Certificate of Formation, limited liability company agreement and/or other constituent documents or (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it;

         (4) it is not party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to its knowledge, would in the future materially and adversely affect, (i) its ability to perform its obligations under this Agreement or the
                  Transaction Documents to which it is a party or (ii) its business, operations, financial condition, properties or assets taken as a whole;
         (1)

         (5) no litigation is pending or, to the best of its knowledge, threatened against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the Transaction Documents to which it is a party or its ability to perform any of its obligations hereunder or thereunder in accordance with the terms hereof or thereof;

         (6) no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorisation or order is required, it has obtained or it is in the process of obtaining the same;

         (7) it has not, at any time since its formation, had any employee, entered into any contracts, carried on any business or incurred any liabilities;

         (8) it has filed or caused to be filed, all tax returns (federal, state and local) (or requests for extension which are routinely granted) which are required to be filed and has paid all taxes including those which have become due pursuant to such returns or pursuant to any assessments made against it or any of its properties, as the case may be, and all other material taxes or other charges imposed on it or any of its properties by any Governmental Authority; and no tax liens have been filed;

         (9)      no  proceeds  of  the  Advance  will  be  used,   directly  or
                  indirectly, by it for the purpose of "purchasing" or "carrying" any "margin stock" or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might cause the Advance to be a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System;

         (10) all financial statements of the Borrower delivered to the Lender fully and accurately present the financial position of the Borrower as of the respective dates thereof in accordance with GAAP. Since 31 December, 1997, there has been no material adverse change in the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower;

         (11) it is, not directly or indirectly, controlled by any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended; the Borrower and Guarantor are not subject to any regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness.

         The representations and warranties under clause 14.1(a)-(k) inclusive shall be given on the date of this Agreement and shall be repeated on each date on which the Advance is outstanding hereunder by reference to the facts and circumstances existing at the relevant time.

12.2 The Lender represents and warrants to the Borrower in terms of clauses 12.1(a) to (f) (inclusive), mutatis mutandis, save that the reference in Clause 12.1 (a) to a limited liability company shall be construed as a reference to a corporation.

12.3 lt is understood and agreed that the representations and warranties set forth in clause 12.1 shall survive the pledging and charging of the Securitisation Residuals to the Lender and shall enure to the benefit of the Lender.

12.4     With respect to the representations and warranties  contained in clause
         12.1 which are made to the best of the Borrower's knowledge, after reasonable inquiry and investigation, if it is discovered by either the Borrower, or the Lender that the substance of such representation and warranty is inaccurate then, notwithstanding the Borrower's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, the Lender shall have the same rights in respect of the breach thereof as it would have if the applicable representation or warranty was breached.

12.5 Upon discovery by either the Borrower or the Lender of a breach of any of the foregoing representations and warranties given under clause 12.1 the party discovering such breach shall give prompt written notice to the other.

13.      UNERTAKINGS AND COVENANTS

13.1 The Borrower hereby undertakes with the Lender that from and after the date hereof and until all sums due and to become due hereunder have been paid or repaid in full and the Facility shall no longer exist:

         (1) it shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of all applicable jurisdictions to enable it lawfully to enter into and perform its obligations under this Agreement and each Transaction Document and to ensure the legality, validity, enforceability or admissibility in evidence in England of this Agreement and each Transaction Document and shall ensure that none of the foregoing are revoked or modified;

         (2) it shall promptly inform the Lender of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no such event has occurred;

         (3) it shall ensure that at all times the claims of the Lender against it under this Agreement and the Transaction Documents are secured as provided in the Security Documents and that the security thereunder will be of the nature and will rank in the priority it is expressed to have in the Security Documents;

         (4) it shall not, without the prior written consent of the Lender, create or permit to subsist any Security over all or any of its present or future revenues or assets save for security created (or permitted) under the Security Documents;

         (5) it shall not, without the prior written consent of the Lender, incur any Indebtedness (whether actual or contingent, subordinated or otherwise whatsoever) make any loans, grant any credit or give any guarantee or indemnity (except as contemplated in the Transaction Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

         (6) it shall not, without the prior written consent of the Lender, issue any further membership interests or alter any rights attaching to its issued membership interests in existence at the date hereof;

         (7) it shall not, without the prior written consent of the Lender, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets except as permitted under the Transaction Documents;

         (8) it shall ensure that the Residual Assignment remains at all times its valid obligation and that the Security created thereunder remains valid and perfected security.

         (9) it shall apply all monies released to it pursuant to this Agreement first in discharge of amounts due to the Guarantor under the Intercompany Loan.

         (10) it shall not, unless and until it has satisfied on such a date any amounts which have fallen due to the Guarantor under the Intercompany Loan make or declare any dividend or other distribution;

         (11) it shall not, without the prior written consent of the Lender, open or permit to be opened any bank accounts in its name or on its behalf other than the Borrower Proceeds Account;

         (12)     it  shall  not  engage  in  any   business   other  than  that
                  contemplated in the Transaction Documents and shall not have any employees;

         (13) it shall not make or permit any amendments to be made to the Certificate of Formation, limited liability company agreement and/or its other constituent documents without prior written consent of the Lender, such consent not to be unreasonably withheld;

         (14) it shall deliver to the Lender as soon as the same are available, and in any event within one hundred and twenty
                  (120) days after the end of each of its financial years a copy of its audited annual financial statements;

         (15) it shall provide the Lender promptly upon request with any information relating to it and/or its financial condition as the Lender may from time to time reasonably require in connection with this Agreement;

         (16) it shall ensure that each set of audited annual financial statements delivered pursuant to sub-clause (l) are prepared in accordance with generally accepted accounting principles and on the same basis every year and half year (save as may be required from time to time as a result of changes in law or regulation or generally accepted accounting principles);

         (17) it shall, promptly upon receipt of the same, deliver to the Lender a copy of any independent accountants' management letters received by it relating to it or any member of its group;

14.      DEFAULT

14.1     In the event of:-

         (1) any default by the Borrower in the payment of any amount due for payment hereunder, including without limitation under clause 6.2 (if applicable) or under any Transaction Document within two Business Days after written notice from the Lender demanding payment of the same has been received; or

         (2)      the   Borrower   failing  to  observe  or  perform  any  other
                  covenants, obligations or agreements of the Borrower under this Agreement or any Transaction

                  Document which, if (in the good faith opinion of the Lender) capable of remedy shall not have been remedied (to the satisfaction of the Lender) within thirty Business Days of written notice from the Lender requiring remedy of the same; or

         (3) any representation or warranty made or repeated by the Borrower or the Guarantor under this Agreement or under any other Transaction Document being or proving to be or have been untrue or incorrect or misleading in any material respect as at the date at which it was made or repeated, and in the case of any such breach which is (in the good faith opinion of the Lender) capable of remedy, the relevant breach not having been remedied within thirty Business Days of the Lender requiring the Borrower or, as the case may be, the Guarantor to do so; or

         (4) any default by the Guarantor in the payment of any amount due for payment under the Guarantee or under any other Transaction Document on the due date therefor; or

         (5) the Guarantor failing to observe or perform any other covenant, obligation or agreement contained in the Guarantee or under any other Transaction Document which, if (in the good faith opinion of the Lender) is capable of remedy has not been remedied (to the satisfaction of the Lender) within thirty Business Days of the Lender requiring the Guarantor to do so; or

         (6) the Residual Assignment ceasing to be a binding obligation upon the Borrower Security thereunder; or

         (7)      the Borrower or the  Guarantor  shall:  (i) become  insolvent;
                  (ii) be dissolved; (iii) fail generally to pay its debts as such debts become due; (iv) commence a voluntary case under federal bankruptcy, insolvency or other similar law; (v) consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, or sequestrator (or other similar official) of the Borrower or the Guarantor or of any substantial part of its property; (vi) make an assignment for the benefit of creditors; or (vii) take any action intended or likely to result in any event described in the foregoing clauses (i) through (vi); or

         (8) there shall be filed or entered in respect of the Borrower or the Guarantor a petition, decree or order for relief by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Borrower or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such petition, decree or order shall continue undismissed, unstayed and in effect for a period of 60 days; or

         (9) any material adverse change in the condition (financial, business, prospects or otherwise) of any of the Borrower or the Guarantor occurring, which, in the reasonable judgment of the Lender is reasonably likely to prevent the Borrower or the Guarantor, as the case may be, from performing its respective material obligations under any Transaction Document or is likely to adversely affect the value (to the Lender) of its security whether by adversely affecting the value of such security, the prospects of a sale thereof or otherwise; or

         (10) the Borrower ceasing to be a wholly owned subsidiary of Ocwen Asset Investment Corporation ("OAIC"); or

         (11) OAIC ceasing to own a majority of the issued and outstanding common shares of Ocwen General, Inc.

         (12) the Borrower or the Guarantor shall default in respect of: (i) any payment obligation under any loan from the Lender or any subsidiary or affiliate of the Lender or any obligation to pay for securities delivered to the Borrower or the Guarantor by the Lender or a subsidiary; (ii) the Borrower or the Guarantor shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to Indebtedness of the Borrower or the Guarantor for borrowed money in the aggregate of $10,000,000, which failure to pay constitutes an event of default under any such agreement or instrument or constitutes a default and such default shall continue beyond any applicable grace periods therein specified or the Borrower or the Guarantor shall default in the observance or performance of any other covenant or condition in any such agreement or instrument, which default constitutes an event of default and has not been waived by the creditor or other applicable party thereunder, and such default shall continue beyond any applicable grace periods therein specified; (iii) any other event shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such Indebtedness; or (iv) any such Indebtedness shall be declared due and payable prior to the stated maturity thereof; other than, in the case of items (ii) thereof (iv), Indebtedness with respect to which the failure to pay would not, individually or in the aggregate, be expected to have a material adverse effect on the financial condition, operations, business or prospects of the Borrower or the Guarantor,

         (each of the foregoing an "EVENT OF DEFAULT"), the Lender may, (save that in relation to clause 14.1 (g) and (h) upon the occurrence of which the Outstanding Advance together with all interest accrued thereon and all other sums then due and outstanding from the Borrower hereunder shall automatically become immediately due and payable), for so long as such event is continuing unwaived by the Lender do each or any of the following:

                  (1) declare, by written notice to the Borrower, the Outstanding Advance together with all interest accrued thereon and all other sums then due and outstanding hereunder from the Borrower to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or

                  (2) enforce all or any of its security under the Security Documents; and

                  (3)      terminate this Agreement,.

         whereupon the Lender shall cease to be obliged to make, if not already made, the Advance hereunder.

14.2 If the Advance shall be declared immediately due and payable as aforesaid, the Borrower shall pay to the Lender such amount as the Lender certifies to be necessary to compensate it for any loss incurred (excluding loss of Margin) or to be incurred on account of deposits acquired or arranged in order to fund such Advance as a consequence of such Event of Default.

14.3 The rights conferred on the Lender pursuant to this clause 14 shall be in addition to whatever rights the Lender may have both at law and in equity.

14.4 The Lender may waive any default by the Borrower in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

14.5 The Borrower agrees to indemnify and keep indemnified the Lender from and against any loss, cost (including any cost of enforcement), liability (including any tax liability), claim or damage which the Lender incurs or suffers as a consequence of the occurrence of any Event of Default and the indemnity may, without limiting the Lender's rights, be claimed as a debt or liquidated demand.

15.      DEFAULT INTERESTINTEREST

15.1 If any sum due and payable by the Borrower hereunder is not paid on the due date therefor or if any sum due and payable by the Borrower under any judgement or decree of any court in connection herewith is not paid on the date of such judgement or decree, the period beginning on such due date or, as the case may be, the date of such judgement or decree and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "UNPAID SUM") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this clause 15) be selected by the Lender.

15.2 During each such period relating thereto as is mentioned in clause 15.1 an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of two per cent and the Margin in respect thereof at such time and LIBOR on the first day of the relevant period provided that:

         (1) if, for any such period, LIBOR cannot be determined, the rate of interest applicable to such unpaid sum shall be the rate per annum which is the sum of two per cent and the Margin in respect thereof at such time and the rate per annum determined by the Lender to be equal to the rate which express as a percentage rate per annum equals the cost to it of funding such unpaid sum for such period from whatever sources it may select; and

         (2) if such unpaid sum is all or part of the Advance which became due and payable on a day other than an Interest Payment Date therefor, the first such period applicable thereto shall be of a duration equal to the unexpired portion of that Interest Period and the rate of interest applicable thereto from time to time during such period shall be that which exceeds by two per cent the rate which would have been applicable to it had it not so fallen due.

15.3 Any interest which shall have accrued under this clause 15 in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower at the end of the period by reference to which it is calculated or on such other dates as the Lender may specify by written notice to the Borrower.
1.1

16.      CALCULATIONS

16.1 The Borrower shall, for each Interest Payment Date, calculate the Collateral Percentage for that date, such calculation to be done as soon as possible after the applicable Determination Date and in any event no later than the third Business Day prior to the Interest Payment Date in question and shall notify the same to the Lender, immediately upon calculation of the same.

16.2 The Lender shall, for the purposes of the calculation under clause 16.1 notify the Borrower of the fair market value of the Securitisation Residuals financed under this

         Agreement which have not, at the relevant time, been sold or otherwise disposed of by the Borrower, as determined by the Lender, in good faith.

16.3 The Lender's determination of the matters to be notified to the Borrower under this clause shall, in the absence of manifest error or bad faith, be final and binding on the parties hereto.

16.4 The Borrower's determination of the Collateral Percentage once agreed by the Lender under clause 16.5 shall, in the absence of manifest error or bad faith (on the part of either party), be final and binding on the parties hereto.

16.5 The Lender shall use reasonable endeavours to agree the Borrower's determinations of the Collateral Percentage within three Business Days of notification of the same to the Lender.

17.      CURRENCY OF ACCOUNTOF ACCOUNT

17.1 Sterling is the currency of account and payment for each and every sum at any time due from the Borrower hereunder provided that each payment in respect of costs and expenses shall be made in the currency in which the same were incurred.

17.2 If any sum due from the Borrower under this Agreement or any order or judgement given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order, decree or judgement into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Borrower, (b) obtaining an order, decree or judgement in any court or other tribunal or (c) enforcing any order, decree or judgement given or made in relation hereto, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and
         (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgement, decree, claim or proof.

18.      SET-OFF-OFF

18.1 The Borrower authorises the Lender to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Lender in satisfaction of any sum due and payable from the Borrower to the Lender hereunder but unpaid.

18.2 All payments required to be made by the Borrower hereunder shall be calculated without reference to any set-off, deduction or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off, deduction or counterclaim.

19.      CALCULATION OF INTERESTOF INTEREST

         Interest shall accrue from day to day and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed.

20.      COSTS AND EXPENSESAND EXPENSES

20.1 The Borrower shall, save where expressed to the contrary in any other Transaction Document, from time to time on demand of the Lender, reimburse the Lender for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement, the Transaction Documents and the completion of the transactions pursuant to this Agreement or the Transaction Documents or in connection with the preservation and/or enforcement of any of the rights of the Lender under this Agreement and the Transaction Documents.

20.2 The Borrower shall pay all stamp, registration and similar taxes to which this Agreement or any judgement or decree given in connection herewith is or at any time may be subject (including in relation to the perfection of security granted by the Security Documents) and shall, from time to time on demand of the Lender, indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

20.3 The Borrower shall, from time to time on demand of the Lender compensate the Lender at such daily and/or hourly rates as the Lender shall from time to time reasonably determine for the time and expenditure, all costs and expenses (including telephone, fax, copying, travel and personnel costs) incurred by the Lender in connection with its taking such action as it may deem appropriate or in complying with any request by the Borrower in connection with (a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower; (b) any actual, potential or reasonably suspected breach by the Borrower of its obligations hereunder; (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or
         (d) any amendment or proposed amendment hereto requested by the Borrower.

20.4 The Borrower, agrees to indemnify the Lender and its immediate parent company (collectively, "INDEMNITEES") from and against any and all liabilities, obligations, losses or damages, arising from suits, claims or actions brought by third parties against the Indemnitees (including, without limitation, any reasonable, costs, expenses or disbursements relating to the forgoing) arising out of this Agreement, or any action taken or omitted by the Lender under or pursuant to this Agreement, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses (excluding consequential losses) or damages resulting from the gross negligence or wilful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction. The foregoing agreements shall survive termination or expiration of this Agreement for a period of three years.


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


21.      REMEDIES AND WAIVERSAND WAIVERS

         No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

22.      CONFIDENTIALITY

         The Parties shall not, without the prior written consent of the other parties hereto, disclose to any person the existence or any details concerning the Transaction Documents except to the extent such disclosure is contemplated in any Transaction Document, or is required pursuant to the application of any applicable law or an order of a court of competent jurisdiction, or is made to the that party's auditors or other professional advisors who are subject to confidentiality restrictions imposed by a professional body which are substantially similar to those set forth above.

23.      NOTICES

23.1     ADDRESSES

         Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax number (if any) set out below:-

         (1) in the case of the Lender to 203 629 8363, attention John C. Anderson with a simultaneous copy to 203 629 4571, attention General Counsel;

         (2)      in the case of the Borrower to:

                           c/o Ocwen Capital Corporation
                           The Forum
                           1675 Palm Beach Lakes Boulevard
                           Suite 1002
                           West Palm Beach
                           Florida 33401
                           USA

                  for the attention of:     John Erbey, Corporate Secretary

                           Tel:     + (561) 682 8000
                           Fax:     + (561) 682 8177

                  With a copy to:


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


                           Joseph A Dlutowski
                           Senior Vice President
                           Ocwen Capital Corporation
                           The Forum
                           1675 Palm Beach Lakes Boulevard
                           Suite 1002
                           West Palm Beach
                           Florida 33401
                           USA

                  for the attention of:     Corporate Secretary

                           Tel:     + (561) 682 8661
                           Fax:     + (561) 682 8163

23.2     DEEMED DELIVERY

         Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

         (1) in the case of personal delivery, at the time of such delivery;

         (2) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

         (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

24.      SEVERABILITY

         If at any time any provision of this  Agreement is or becomes  illegal,
         invalid  or   unenforceable  in  any  respect  under  the  law  of  any
         jurisdiction, that shall not affect or impair:-

         (1) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

         (2) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

25.      ASSIGNMENT

25.1     The Lender may at any time:-

         (1) sub-participate part (but not the whole) of its rights or benefits under this Agreement provided that at any time, no more than 51% of its rights and benefits hereunder may be sub-participated; and

         (2) assign or transfer part (but not the whole) of its rights or benefits under this Agreement provided that at any time, no more than 51% of its rights and benefits hereunder may be assigned or transferred and provided further that:-

                  (1) if such assignment or transfer is to any person other than a subsidiary, holding company of or other member of the Lender's group such assignment or transfer shall require the prior consent of the Borrower (such consent not to be unreasonably withheld); and

                  (2) if, at the time and as a result of any proposed transfer or assignment, the Borrower would incur any increased cost or be liable to make payments in excess of those required to be made hereunder immediately prior thereto (other than any minimum liquid asset costs) such assignment or transfer is on terms that the Borrower is not and will not be liable for any such increased cost or liability.

25.2 The Borrower shall not be entitled to assign, transfer or otherwise dispose of all or any of its rights or benefits under this Agreement without the prior written consent of the Lender.

25.3     The  Lender  may  disclose  to  a  proposed  assignee,   transferee  or
         sub-participant information in its possession relating to the provisions of this Agreement and the Transaction Documents which it considers necessary or desirable to disclose for the purposes of the proposed assignment, transfer or sub-participation, notwithstanding the provisions of clause 22 (Confidentiality), provided that the Lender obtains from such assignee, transferee, or sub-participant a confidentiality undertaking on the same terms as Clause 22 or such other terms as may be agreed between the Borrower and the Lender.

25.4 This Agreement shall bind and inure to the benefit of and be enforceable by the Lender and its respective successors, transferees and assigns and references to the Lender shall be deemed to include references to each of the foregoing.

26.      NO MARSHALLING

         The Borrower consents and agrees that neither the Lender nor any Person acting for or on behalf of the Lender shall be under any obligation to marshal any assets in favor of the Borrower or against or in payment of any or all of the obligations hereunder or under any Transaction Document.

27.      FURTHER ASSURANCE

         The Borrower shall, from time to time on being required to do so by the Lender, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Lender as the Lender may consider necessary for giving full effect to this Agreement and the Transaction Documents and securing to the Lender the full benefit of the rights, powers and remedies conferred upon the Lender in this Agreement or any Transaction Documents.

28.      AGENT FOR SERVICE

28.1     The  Borrower  irrevocably  agrees  that any  Service  Document  may be
         sufficiently   and   effectively   served  on  it  in  connection  with
         Proceedings, whether pursuant to this Agreement or any other Transaction Document, in England and Wales by service on its agent Ocwen Limited, Ref: Keith Ainsworth, if no replacement agent has been appointed and notified to the Lender pursuant to sub-clause 28.4, or on the replacement agent if one has been appointed and notified to the Lender.

28.2 Any Service Document served pursuant to this clause shall be marked for the attention of:

         (1) Ocwen Limited, c/o Edge & Ellison at 18 Southampton Place, London, WC1A 2AJ (Reference: Keith Ainsworth) or such other address within England and Wales as may be notified to the Lender by the Borrower and the Guarantor; or

         (2) such other person as is appointed as agent for service pursuant to sub-clause 28.4 at the address notified pursuant to sub-clause 28.4.

28.3 Any document addressed in accordance with sub-clause 28.2 shall be deemed to have been duly served if:-

         (1)      left at the specified address, when it is left; or

         (2) sent by first class post, two clear Business Days after the date of posting.

1.4 If the agent referred to in sub-clause 28.1 (or any replacement agent appointed pursuant to this sub-clause) at any time ceases for any reason to act as such, the Borrower shall appoint a replacement agent to accept service having an address for service in England or Wales and shall notify the Lender of the name and address of the replacement agent; failing such appointment and notification, the Lender shall be entitled by notice to the Borrower to appoint such a replacement agent to act on the Borrowers' behalf.

1.5 A copy of any Service Document served on an agent pursuant to this clause shall be sent by post to the Borrower at its address for the time being for the service of notices and other communications under clause 23 (Notices), but no failure or delay in so doing shall prejudice the effectiveness of service of the Service Document in accordance with the provisions of sub-clause 28.1

1.6 Each party irrevocably consents to the service of process of any of the courts in Submitted States in any such action or Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid to the party's notice address specified above, such service to become effective upon receipt of evidence of the receipt thereof.

29.      ENTIRE AGREEMENT

         This Agreement (together with the Transaction Document, entered into on or after the date hereof) constitutes the whole and only agreement between the parties relating to the secured, guaranteed residuals facility relating to CMR1 to CMR6 (as described in the commitment letter between Greenwich Capital Markets, Inc and Ocwen Financial Corporation dated 31 March, 1998) and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, including without limitation the said commitment letter provided that the provisions of said commitment letter under the heading "The Residual Financing Facilities" and "Miscellaneous" (insofar as they relate to the foregoing) relating to the Subsequent Residual Facility shall remain and be effective for the purposes of OFC having available in accordance with the terms thereunder the Subsequent Residual Facility.

30.      GOVERNING LAW

30.1 This Agreement shall be governed by and construed in accordance with the laws of England.

30.2 The parties to this Agreement irrevocably agree that the courts of England are to have jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and any other Transaction Document and that accordingly any proceeding, suit, or action arising out of or in connection with this Agreement or any other Transaction Document ("Proceedings") may be brought in such courts.

30.3 Without prejudice to sub-Clause 30.2, all the parties further irrevocably agree that any Proceedings may be brought in any court of the State of New York, or the State of Florida or any other state of the United States, where any party has its chief executive office (all of such states being the "Submitted States") or federal court sitting in the Submitted States and any court having jurisdiction over appeals of matters heard in such courts and each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of such courts.

30.4 Each of the parties hereto irrevocably waives any objection it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this clause and any claim of forum non conveniens and further irrevocably agrees that a judgment in any Proceedings brought in any court referred to in this clause shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.


IN WITNESS WHEREOF, this Agreement is duly executed the date and year first above written.


for and on behalf of
OCWEN ASSET INVESTMENT - UK, LLC
a Delaware limited liability company

By:  /s/ J. A. Dlutowski
     ----------------------
   Name: J. A. Dlutowski
  Title: Authorised Officer
for and on behalf of GREENWICH
CAPITAL FINANCIAL PRODUCTS, INC.


By: /s/ John C Anderson
    -------------------
  Name: John C Anderson
 Title: Senior Vice President